UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015-4633

(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 6, 2013, Baxter International Inc. (the “Company”) completed its previously announced acquisition (the “Transaction”) of all of the share capital of Indap Holding AB from Indap Sweden AB (the “Seller”), pursuant to the terms of the Share Purchase Agreement, dated as of December 4, 2012, as amended on May 29, 2013 and August 28, 2013, by and between Baxter Holding AB (as assignee of the Company) and the Seller (the “SPA”).

Pursuant to the terms of the SPA, the total purchase price of the Transaction was approximately SEK 26.5 billion, excluding adjustments for net indebtedness and working capital at the time of the closing of the Transaction, and was funded with cash on hand. As the Company has previously disclosed, approximately US $3.0 billion of proceeds from debt issuances in June 2013 was used to finance the Transaction. The June 2013 debt issuances included US $500 million of floating rate senior notes maturing in December 2014, US $500 million of senior notes bearing a coupon rate of 0.95% and maturing in June 2016, US $750 million of senior notes bearing a coupon rate of 1.85% and maturing in June 2018, US $1.25 billion of senior notes bearing a coupon rate of 3.2% and maturing in June 2023, and US $500 million of senior notes bearing a coupon rate of 4.5% and maturing in June 2043. The interest rate on the floating rate senior notes was 0.45% as of June 30, 2013.

The foregoing description of the material terms of the SPA, as amended, is qualified in its entirety by reference to the SPA (including the amendment thereto), copies of which are attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on December 4, 2012, Exhibit 2.2 to the Current Report on Form 8-K filed by the Company on June 3, 2013 and Exhibit 2.3 to the Current Report on Form 8-K filed by the Company on August 28, 2013, each of which is incorporated by reference herein.

A copy of the press release of the Company announcing the closing of the Transaction is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press Release of Baxter International Inc., dated as of September 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2013

BAXTER INTERNATIONAL INC.

/s/ STEPHANIE A. SHINN
By:	Stephanie A. Shinn
Corporate Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Baxter International Inc., dated as of September 6, 2013